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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): February 28, 2000


                               Azul Holdings Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


   000-14747                                   04-2751102
---------------------                  ---------------------------
(Commission File Number)           (I.R.S. Employer Identification No.)


30 New Crossing Road
Reading, MA                                        01867
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(Address of principal executive offices)         (Zip Code)


                                 (781) 756-4400
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              (Registrant's telephone number including area code)

                        -------------------------------
          Former Name or Former Address, if Changed Since Last Report



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Item 4. Changes in Registrant's Certifying Accountant.
     On February 28, 2000, Azul Holdings Inc. dismissed PricewaterhouseCoopers LLP as its independent accountants. The Registrant's Audit Committee and Board of Directors participated and approved the decision to change independent accountants. The Registrant has appointed Richard A. Eisner & Company, LLP to replace PricewaterhouseCoopers LLP as its independent accountants.

     The reports of PricewaterhouseCoopers LLP on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that their report dated June 25, 1999, relating to their audit of the financial statements for the year ending March 31, 1999, included a separate paragraph regarding the Registrant's ability to continue as a going concern and their report dated June 11, 1998, relating to their audit of the financial statements for the year ending March 31, 1998, disclaimed an opinion as a result of significant uncertainties regarding the Registrant's ability to continue as a going concern.

     In connection with its audits of the two most recent fiscal years and through February 28, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

     The Registrant has supplied PricewaterhouseCoopers with a copy of this Form 8-K in compliance with Item 304(a)(3) of Regulation S-K of the Securities and Exchange Commission.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
     (c) Exhibits. See Exhibit Index attached hereto.



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                                   SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 2, 2000
                                                  AZUL HOLDINGS INC.
                                          -------------------------------
                                                     (Registrant)



                                          By: /s/ Wendy Darland
                                          -------------------------------
                                          Wendy Darland
                                          Vice President,
                                          Chief Financial Officer,
                                          Secretary and Treasurer



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                              EXHIBIT INDEX



 Exhibit
 Number     Description
--          -------------------------------------------------------------------------
16          Letter from PricewaterhouseCoopers, L.L.P. pursuant to Item 304(a)(3) of
            Regulation S-K of the Securities and Exchange Commission

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